UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 12, 2008

URON INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-52015	47-0848102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 West Broadway, Suite 1
Council Bluffs, Iowa 51501
(Address of principal executive offices) (Zip Code)

(712) 322-4020
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 12, 2008, the board of directors of URON Inc. (the “Company” or “URON”) adopted and approved Amended and Restated Bylaws of the Company.

The amendment and restatement of the Company’s bylaws was undertaken in connection with the board of directors’ periodic review of the Company’s governing documents. Generally, the Amended and Restated Bylaws of the Company updated the Company’s former bylaws to reflect changes to applicable law. Additionally, the Amended and Restated Bylaws provide a more defined and orderly process for shareholder proposals, which is designed to improve the information to be supplied to all shareholders about shareholder proposals and director nominees submitted by individual shareholders.

A copy of the Amended and Restated Bylaws are attached hereto as Exhibit 3.1, and are incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
3.1	Amended and Restated Bylaws of URON Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URON INC.:
(Registrant)

Date: June 23, 2008	By:	/s/ Christopher Larson
Christopher Larson, Chief Executive Officer